UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
 [x] Preliminary Proxy Statement            [ ]  Confidential, For Use of the
 [ ] Definitive Proxy Statement                  Commission Only (as
 [ ] Definitive Additional Materials             permitted by Rule 14a-6(e)(2))
 [ ] Soliciting Material Pursuant to
     Rule 14a-12

                                NIKU CORPORATION
         --------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


         --------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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 [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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             pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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       (1) Amount previously paid:

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       (4) Date Filed:

                                                          May __, 2003



Dear Niku Stockholder:

         We cordially invite you to attend our 2003 Annual Meeting of Stockholders, which will be held at our headquarters at 305 Main Street, Redwood City, California 94063 on June 25, 2003 at 1:00 p.m., Pacific Time.

         At this year's Annual Meeting, stockholders will be asked to elect six directors, approve an amendment to our amended and restated certificate of incorporation to reduce the number of authorized shares of common stock and ratify our independent auditors. Additional information about the matters to be acted upon at the Annual Meeting is given in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

         Whether or not you plan to attend the Annual Meeting, I hope you will vote as soon as possible. You may vote by mailing a completed proxy card or in person at the Annual Meeting. Voting your proxy will ensure your representation at the Annual Meeting.

         I urge you to carefully review the proxy materials and to vote FOR the director nominees, the approval of an amendment to our amended and restated certificate of incorporation to reduce the number of authorized shares of common stock and the ratification of the independent auditors.

         I hope to see you at the June 25, 2003 Annual Meeting.


                                          Sincerely,



                                          Michael Shahbazian
                                          Corporate Secretary

                 NOTICE OF 2003 ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

         Our 2003 Annual Meeting of Stockholders will be held on Wednesday, June 25, 2003 at 1:00 p.m., Pacific Time, at our headquarters at 305 Main Street, Redwood City, California 94063 to conduct the following items of business:

         1. To elect six directors each to serve for a one-year term or until his successor has been elected and qualified or until his earlier resignation or removal. At the meeting, our board of directors intends to present the following nominees for election as directors:

                                 Ravi Chiruvolu
                                   Matt Miller
                                  Joshua Pickus
                               Edward F. Thompson
                                 Peter Thompson
                                  Val E. Vaden

         2. To approve an amendment to our amended and restated certificate of incorporation to reduce the number of authorized shares of common stock;

         3. To ratify the appointment of KPMG LLP as our independent auditors for the current fiscal year ending on January 31, 2004; and

         4. To transact any other business that may properly come before the meeting or any postponement or adjournment of the meeting.

         These items of business are more fully described in the attached proxy statement. Only stockholders who owned shares of our stock at the close of business on the record date, Friday, May 9, 2003, are entitled to notice of and to vote at the meeting or any adjournment or postponement of the meeting.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE AS PROMPTLY AS POSSIBLE. For specific instructions, please refer to the information provided with your proxy card.


                                            By Order of the Board of Directors,





Redwood City, California                    Michael Shahbazian
May __, 2003                                Corporate Secretary

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


GENERAL INFORMATION                                                    1
Record Date; Quorum                                                    1
Voting Procedures                                                      1
Methods of Voting                                                      1
Adjournment of Meeting                                                 2
Revoking Your Proxy                                                    2
Votes Required                                                         2
Broker Non-Votes                                                       3
Voting Confidentiality                                                 3
Voting Results                                                         3
Proxy Solicitation Costs                                               3
PROPOSAL #1-- ELECTION OF DIRECTORS                                    3
Board Composition                                                      3
Nominees                                                               4
Vote Required                                                          5
Board Committees                                                       5
Board and Committee Meetings                                           5
COMPENSATION OF DIRECTORS                                              6
PROPOSAL #2-- APPROVAL OF AN AMENDMENT TO OUR AMENDED
       AND RESTATED CERTIFICATE OF INCORPORATION TO
       REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK          6
Reasons for Amendment
Vote Required                                                          7
PROPOSAL #3-- RATIFICATION OF INDEPENDENT AUDITORS                     7
Vote Required                                                          7
OTHER MATTERS                                                          8
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT            8
Voting Securities and Principal Holders Thereof                        9
EXECUTIVE COMPENSATION AND RELATED INFORMATION                        11
Option Granted in Fiscal 2003                                         12
Options Repriced in Fiscal 2003                                       12
Options Exercised in Fiscal 2003                                      12
EQUITY INCENTIVE PLAN INFORMATION                                     13
EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS               13
Limitation of Liability and Indemnification                           14
AUDIT COMMITTEE REPORT                                                14
Audit and Related Fees                                                15
COMPENSATION COMMITTEE REPORT                                         15
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION           17
STOCK PERFORMANCE GRAPH                                               18
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                        19
Loan to Executive Officer                                             19
Other Transactions                                                    19
OTHER INFORMATION                                                     20
Form 10-K                                                             20
No Incorporation by Reference                                         20
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE               20
STOCKHOLDER PROPOSALS                                                 20
DELIVERY OF THIS PROXY STATEMENT                                      21
OTHER BUSINESS                                                        21
APPENDIX A - FORM OF CERTIFICATE OF AMENDMENT TO THE
       AMENDED AND RESTATED CERTIFICATE OF INCORPORATION             A-1

                                 PROXY STATEMENT

                               GENERAL INFORMATION

         The enclosed proxy is solicited on behalf of the board of directors of Niku Corporation, a Delaware corporation. This proxy is for use at our 2003 Annual Meeting of Stockholders to be held at 1:00 p.m. Pacific Time, on Wednesday, June 25, 2003 at our headquarters at 305 Main Street, Redwood City, California 94063.

         This proxy statement contains important information regarding our 2003 Annual Meeting of Stockholders, including the proposals on which you are being asked to vote, information you may find useful in determining how to vote and voting procedures.

         A number of abbreviations are used in this proxy statement. The term "proxy materials" includes this proxy statement, the enclosed proxy card and the 2003 Annual Report on Form 10-K for fiscal 2003. References to "fiscal 2003" mean our 2003 fiscal year that began on February 1, 2002 and ended on January 31, 2003. Our 2003 Annual Meeting of Stockholders is referred to as "the meeting."

         We intend to first mail the proxy materials to stockholders on or about May __, 2003.

RECORD DATE; QUORUM

         Only holders of record of our common stock at the close of business on the record date, May 9, 2003, are entitled to notice of and to vote at the meeting. On the record date, there were approximately 11,857,788 shares of our common stock issued and outstanding and entitled to vote.

         A quorum, which is a majority of the shares outstanding as of the record date, must be present in order to hold the meeting and to conduct business. Shares are counted as being present at the meeting if you appear in person at the meeting or if you vote your shares by submitting a properly executed proxy card. Abstentions and broker non-votes will be included in the determination of the number of shares present for purposes of a quorum and each will be tabulated separately.

VOTING PROCEDURES

         As our stockholder, you have a right to vote on certain business matters affecting us. The proposals that will be presented at the meeting and upon which you are being asked to vote are discussed in the following sections entitled "Proposal #1," "Proposal #2" and "Proposal #3." Each share of our common stock you own entitles you to one vote. You may vote by mail or in person at the meeting.

METHODS OF VOTING

         Your shares will be voted in accordance with the instructions you indicate. If you do not indicate your voting instructions, your shares will be voted for the election of nominees for director listed herein, for approval of an amendment to our amended and restated certificate of incorporation to reduce the number of authorized shares of common stock, for ratification of KPMG LLP as independent auditors and in the manner determined by the individuals named on the proxy card (the "proxies") as to other matters that may properly come before the meeting.

         Voting by Mail. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the proxies to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted if you are unable to attend the meeting. If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted.

         Voting in Person at the Meeting. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. If you wish to vote at the meeting, you will need to bring with you to the meeting a legal proxy from your broker or other nominee authorizing you to vote such shares. If you own shares under the Employee Stock Purchase Plan and do not vote, your shares will be voted in accordance with normal brokerage industry practices, as described in this proxy statement under the section entitled "Broker Non-Votes."

ADJOURNMENT OF MEETING

         If we do not receive sufficient votes in favor of the proposals by the date of the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitations of proxies. Any adjournment would require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

REVOKING YOUR PROXY

         You may revoke your proxy at any time before it is voted at the meeting. In order to revoke your proxy, you must either:

        o     sign and return another proxy with a later date;

        o     provide written notice of the revocation to Niku's secretary; or

        o     attend the meeting and vote in person.

VOTES REQUIRED

         The vote required and method of calculation for the proposals to be considered at the meeting is as follows:

         With respect to the election of directors, we currently may be subject to Section 2115 of the California Corporations Code. Pursuant to this section, each stockholder voting for the election of directors may cumulate its votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares which the stockholder is entitled to vote, or distribute its votes under the same principle among as many nominees as the stockholder chooses, provided that votes may not be cast for more than six
(6) nominees. However, no stockholder shall be entitled to cumulate votes for any nominee unless the nominee's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. You may vote "for" the election of the nominees for director or you may "withhold" your vote with respect to one or more nominees. If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

         Approval for the amendment to the restated certificate of incorporation to reduce the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the shares entitled to vote thereon. Abstentions and broker non-votes will have the effect of voting against the proposal.

         Approval of the selection of KPMG LLP as our independent auditors for fiscal 2004 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and voted for or against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

BROKER NON-VOTES

         Broker non-votes occur when nominees, such as brokerage firms and banks holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial owners sufficiently in advance of the meeting. When this happens, brokers may vote those shares, in their discretion, only on proposals deemed routine under applicable rules. On a non-routine proposal, brokers cannot vote without instructions, and the affected shares are then referred to as "broker non-votes." For this meeting, brokers that do not receive instructions from their customers may vote in their discretion on Proposals #1, #2 and #3.

VOTING CONFIDENTIALITY

         Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. Information will not be disclosed except as required by law.

VOTING RESULTS

         Final voting results will be announced at the meeting and will be published in our Quarterly Report on Form 10-Q for the second quarter of fiscal 2004 filed with the Securities and Exchange Commission. After the report is filed, you may obtain a copy by:

        o        visiting our website at www.niku.com; or

        o viewing our Form 10-Q for the second quarter of fiscal 2004, when filed, on the SEC's website at www.sec.gov.

PROXY SOLICITATION COSTS

         We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the proxy materials. We have hired Georgeson Shareholders to assist in the distribution and solicitation of proxies. In addition to the estimated proxy solicitation cost of approximately $2,000 plus reasonable out-of-pocket expenses for this service, we will reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding the proxy materials to you.

                                   PROPOSAL #1
                              ELECTION OF DIRECTORS

BOARD COMPOSITION

         Our board of directors currently consists of six members and previously was divided into three classes, with each class serving a staggered three-year term. In December 2002, we transferred the listing of our common stock from the Nasdaq National Market to the Nasdaq SmallCap Market. As a result, we may be subject to California Corporations Code which requires the annual election of directors. As such, all members of our board of directors will stand for election at this annual meeting. A director serves in office until his respective successor is duly elected and qualified or until his earlier resignation, death or removal.

         Shares represented by the accompanying proxy will be voted "for" the election of the six nominees recommended by the board unless the proxy is marked to withhold authority to vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for a substitute nominee as the proxy holders may determine. We are not aware of any nominee who will be unable to or for good cause will not serve as a director.


NOMINEES

                      NAME          AGE      POSITION
                      ----          ---      --------
           Ravi Chiruvolu           34       Director
           Matt Miller              39       Director
           Joshua Pickus            42       President, Chief Executive Officer
                                             and Chairman of the Board
           Edward F. Thompson       64       Director
           Peter Thompson           46       Director
           Val E. Vaden             42       Director

         Additional information about the nominees is set forth below:

         Ravi Chiruvolu has been a director of Niku since October 2002. Mr. Chiruvolu has been a general partner of Charter Ventures since June 2000. From October 1998 to June 2000, Mr. Chiruvolu served as a principal of Alta Partners. From June 1996 to October 1998, Mr. Chiruvolu was a general manager of Peapod, Inc. From May 1995 to June 1996, Mr. Chiruvolu worked in the corporate strategy group of Ameritech, Inc, a regional Bell operating company. Mr. Chiruvolu is also a member of the boards of directors of several private companies. Mr. Chiruvolu holds a MBA from Harvard University and a MS and BS in mechanical engineering from MIT.

         Matt Miller was elected to our board in February 2003, in connection with a private placement we entered into with various investors, led by Walden VC. Mr. Miller has served as a general partner of Walden VC since January 2002. From April 2000 to January 2002 Mr. Miller served as president and later as chief executive officer of Moai Technologies, a software company. From July 1996 to April 2000, Mr. Miller served as vice president and general manager at Remedy Corporation, a software company. Mr. Miller holds a MBA in finance and marketing from Columbia University and a BA in psychology from Cornell University.

         Joshua Pickus has served as our president and chief executive officer since November 2002. Mr. Pickus served as a member of our board of director since October 2002 and as chairman of the board since February 2003. Mr. Pickus was our chief financial officer from February 2001 to January 2003 and our president, worldwide business relations from January 2001 to November 2002. From November 1999 to January 2001, Mr. Pickus served as our president, vertical markets. From April 1999 to November 1999, Mr. Pickus was a general partner in the private equity group at Bowman Capital Management, a technology investment firm. From January 1994 to March 1999, he was a partner at Venture Law Group, a Silicon Valley law firm. Mr. Pickus holds an AB in public and international affairs from Princeton University and a JD from the University of Chicago Law School.

         Edward F. Thompson has been a director of Niku since August 2001. Mr. Thompson has served as a senior advisor to the board of directors of Fujitsu Limited and as a director of several Fujitsu subsidiaries or portfolio companies since 1995. From 1976 to 1994, Mr. Thompson served in a series of management positions with Amdahl Corporation including, from August 1983 to June 1994, chief financial officer and secretary of Amdahl and from October 1985 to June 1994, chief executive officer of Amdahl Capital Corporation. Mr. Thompson holds a MBA in operations research and finance from Santa Clara University and a BS in aeronautical engineer from the University of Illinois. Mr. Thompson is a member of the board of directors of Stratex Networks, Inc., a networking company. He is also a member of the boards of directors and strategic advisory boards of several private companies.

         Peter Thompson has been a director of Niku since December 2002. Mr. Thompson has been a director of Technology Consulting at Btexact Technologies, a division of British Telecom, since April 2000. From April 1998 to April 2000, Mr. Thompson served as the general manager of Integrated Business Solutions at British Telecom. From February 1996 to April 1998, Mr. Thompson served as the channel manager and product manager for BT Wholesale, a division of British Telecom. From March 1994 to February 1996, Mr. Thompson served as the development program director for the BT/MCI joint venture, a global telecommunications venture. Mr. Thompson holds a Honors degree from Loughborough University of Science and Technology in electronic and electrical engineering.

         Val E. Vaden has been a director of Niku since November 2001. Mr. Vaden is a managing partner of Vector Capital and co-founded the firm. Prior to forming Vector Capital, from August 1994 to August 1997, Mr. Vaden was a founding general partner of Benchmark Capital. Mr. Vaden holds an MBA from the Stanford University Graduate School of Business and an AB from Stanford University. Mr. Vaden also serves as a director on the boards of several private companies.

VOTE REQUIRED

         We currently may be subject to Section 2115 of the California Corporations Code. Pursuant to this section, each stockholder voting for the election of directors may cumulate its votes and give one nominee a number of votes equal to the number of directors to be elected multiplied by the number of shares which the stockholder is entitled to vote, or distribute its votes under the same principle among as many nominees as the stockholder chooses, provided that votes may not be cast for more than six (6) nominees. However, no stockholder shall be entitled to cumulate votes for any nominee unless the nominee's name has been placed in nomination prior to the voting, and the stockholder, or any other stockholder, has given notice at the meeting prior to the voting of the intention to cumulate votes. Directors are elected by a plurality of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. You may vote "for" the election of the nominees for director or you may "withhold" your vote with respect to one or more nominees. If you return a proxy card that withholds your vote from the election of all directors, your shares will be counted as present for the purpose of determining a quorum but will not be counted in the vote on the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NAMED NOMINEES.

BOARD COMMITTEES

         Our board of directors has the following committees:

         Compensation Committee. The current members of our compensation committee are Messrs. Chiruvolu, Edward F. Thompson and Vaden. The compensation committee reviews and makes recommendations to our board concerning salaries and incentive compensation for the executive officers named in the proxy statement. The compensation committee also administers our stock plans.

         Audit Committee. The current members of our audit committee are Messrs. Chiruvolu, Edward F. Thompson and Vaden. The Committee's primary purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. All current members of the audit committee are independent as defined in the Nasdaq rules and as set forth in Section 10A (m) (3) of the Securities and Exchange Act of 1934, as amended.

BOARD AND COMMITTEE MEETINGS

         The board of directors met 16 times during fiscal 2003. The compensation committee met four times during fiscal 2003. The audit committee met eight times during fiscal 2003. During fiscal 2003, each current director attended at least 75% of all board and applicable committee meetings combined during the period for which he was a director or committee member, respectively. The board does not have a nominating committee or a committee that serves a similar function.

                            COMPENSATION OF DIRECTORS

         Our non-employee directors generally do not receive cash compensation for their services as directors but are reimbursed for their reasonable expenses in attending board and committee meetings. Our directors are currently granted options under our 2000 Equity Incentive Plan. The options granted under the 2000 Equity Incentive Plan to non-employee directors are automatic and non-discretionary, with an exercise price equal to the fair market value of the common stock on the date of grant. Each non-employee director who becomes a member of the board is automatically granted an option to purchase 5,000 shares of our common stock as of the date that director joins the board. Immediately following each annual meeting of our stockholders, each non-employee director is automatically granted an additional option to purchase 2,500 shares of our common stock if the non-employee director has served continuously as a member of our board for at least twelve months since the date of the initial option grant to that non-employee director. All options granted to each eligible non-employee director have an exercise price equal to the fair market value of our common stock on the date of grant. The board of directors may also make discretionary supplemental grants to any eligible director and has done so to Messrs. Chiruvolu, Edward F. Thompson and Vaden. Options granted to non-employee directors have a ten-year term from the date of grant, and may be exercised for three months after termination of service or twelve months in the event of death or disability. All options granted to non-employee directors vest over three years, at a rate of 2.778% of the total shares on each monthly anniversary of the grant, so long as the non-employee director remains a director or consultant, except for the 20,000 options we granted to Mr. Chiruvolu on October 22, 2002, the 10,000 shares we granted to Mr. Edward F. Thompson on November 13, 2002 and the 20,000 options we granted to Mr. Vaden on November 13, 2002, which vest ratably over twenty-four months. In the event of our dissolution or liquidation or a change in control transaction, options granted to our non-employee directors under the plan become 100% vested and exercisable in full.

         Below are options we have granted to non-employee members of our board of directors in fiscal 2003.

                                                  Number of     Exercise Price
                  Name            Grant Date   Options Granted     Per Share
                  ----            ----------   ---------------     ---------

         Ravi Chiruvolu            10/11/02         5,000           $1.10
                                   10/22/02        20,000            2.60

         Edward F. Thompson        06/26/02         2,500            4.00
                                   11/13/02        10,000 (1)        6.40

         Val E. Vaden              06/26/02         2,500            4.00
                                   11/13/02        20,000            6.40
         --------------

         (1) Mr. Edward F. Thompson also received a cash payment of $8,750 and will receive a second payment in this amount.


                                   PROPOSAL #2
APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         Our Amended and Restated Certificate of Incorporation (the "Certificate"), as currently in effect, provides that the total number of shares of capital stock that the Company is authorized to issue is 260,000,000 shares, consisting of 250,000,000 shares of common stock and 10,000,000 shares of preferred stock. On November 21, 2002, we effected a one-for-ten reverse stock split of our outstanding common stock. As of April 15, 2003, we had approximately 11,853,646 shares of common stock outstanding.

         Following the reverse stock split described above, we believe we have more than adequate number of authorized shares of common stock. On May 14, 2003, subject to subsequent approval by our stockholders, our Board of Directors approved an amendment to the Certificate, a copy of which is attached as Appendix A, to reduce the number of shares of common stock authorized for issuance under the Certificate by 190,000,000 to a new total of 60,000,000 shares of common stock. The authorized number of shares of preferred stock was not altered. As more fully described below, the proposed amendment is intended to result in franchise tax savings in Delaware while continuing to provide the Company with sufficient flexibility to meet future needs for unreserved common stock.

REASONS FOR AMENDMENT

         Delaware law permits the use of various alternative methods of calculation to determine state franchise tax liability. Under the "authorized number of shares" method, a larger number of authorized shares of capital stock, in some cases, would result in a larger franchise tax obligation. We believe that the Company currently may reduce its state franchise taxes by reducing its authorized number of shares of capital stock and have therefore proposed a reduction in the authorized number of shares of common stock by 190,000,000 shares. The number of shares that would remain available following the proposed amendment is considered adequate for the Company's currently anticipated requirements. Furthermore, adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock of the Company. If the amendment is adopted, it will become effective upon filing its with the Secretary of the State of Delaware.

VOTE REQUIRED

         Approval for an amendment to our restated certificate of incorporation to reduce the number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the shares entitled to vote thereon. Abstentions and broker non-votes will have the effect of voting against the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

                                   PROPOSAL #3
                      RATIFICATION OF INDEPENDENT AUDITORS

         The board of directors has selected KPMG LLP as our independent auditors for fiscal 2004 and urges stockholders to vote for ratification of KPMG's appointment. Ratification of the selection of KPMG by stockholders is not required by our bylaws or otherwise. However, as a matter of good corporate practice, the board is submitting the selection of KPMG for stockholder approval. KPMG has audited our financial statements for the last five fiscal years. Even if KPMG's appointment is ratified, the board, at its discretion, may appoint a new independent accounting firm if it feels that such a change would be in the best interests of Niku and its stockholders. We expect a representative of KPMG to be present at the meeting. This representative will have the opportunity to make a statement if he desires and will be available to respond to appropriate questions.

VOTE REQUIRED

         Approval of the selection of KPMG LLP as our independent auditors for fiscal 2004 requires the affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy at the meeting and voted for or against the proposal. Abstentions and broker non-votes will have no effect on the outcome of the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP.

                                  OTHER MATTERS

         Other than the election of directors, approval of an amendment to our amended and restated certification of incorporation to reduce the number of authorized shares of common stock and ratification of the independent auditors, our board of directors does not intend to bring any other matters to be voted on at the meeting. Our board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, the proxies will have discretion to vote your shares on such matters to the extent authorized in applicable regulations under the Securities Exchange Act of 1934, as amended.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table indicates beneficial ownership of our common stock as of April 15, 2003 by: (a) each person or entity known by us to beneficially own 5% or more of our common stock; (b) each of our directors and nominees; (c) each of our Named Executive Officers (as defined below); and (d) all directors and Named Executive Officers as a group.

         The percentage of beneficial ownership for the table is based on 11,853,646 shares of our common stock outstanding as of April 15, 2003, as adjusted as required by rules promulgated by the Securities and Exchange Commission. To our knowledge, except under community property laws or as otherwise noted, the persons and entities named in the table have sole voting and sole investment power over their shares of our common stock. Unless otherwise indicated, each entity or person listed below maintains a mailing address at c/o Niku Corporation, 305 Main Street, Redwood City, California 94063.

         Information with respect to beneficial ownership has been furnished by each director, officer or 5% or more stockholder, as the case may be, and Schedules 13D and 13G, if any, filed with the Securities and Exchange Commission. Beneficial ownership is determined under the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person named in the following table and the percentage ownership of that person, shares of our common stock that are subject to options, warrants or other rights held by that person that are currently exercisable or exercisable within 60 days of April 15, 2003 are deemed outstanding. These shares are not, however, deemed outstanding for the purpose of computing the percentage ownership of any other person.


                                                                                                           Percent of
                                                                         Nature of                        Common Stock
                     Beneficial Owner                             Beneficial Ownership (1)                Outstanding
WaldenVC II, L.P.  (1)                                                    2,586,493                          21.3%
      750 Battery Street, 7th Floor
      San Francisco, CA 94111
Limar Realty Corp. #30  (2)                                               1,445,000                          12.2%
      1730 South El Camino Real, Suite 400
      San Mateo, CA 94402
Vector Capital Partners II, L.L.C.  (3)                                   1,121,859                           9.4%
      465 Montgomery Street, 19th Floor
      San Francisco, CA 94104
Farzad and Rhonda Dibachi (4)                                             1,012,354                           8.5%
Terence Garnett and Katrina A. Garnett (5)                                  802,743                           6.8%
Ravi Chiruvolu (6)                                                           49,473                           *
Matt Miller (7)                                                           1,991,849                          16.4%
Joshua Pickus (8)                                                            95,435                           *
Michael Shahbazian (9)                                                        9,999                           *
Edward F. Thompson (10)                                                       5,762                           *
Peter Thompson (11)                                                           4,882                           *
Val E. Vaden (12)                                                         1,129,148                           9.4%
All directors and executive officers
      as a group (7 persons) (13)                                         3,286,548                          26.8%


         *        Less than 1%

     (1) Represents 1,618,179 shares and warrants to purchase 202,272 shares held by Walden VC II, L.P.; 149,013 shares and warrants to purchase 18,627 shares held by Walden SBIC, L.P.; 145,104 shares and warrants to purchase 18,138 shares held by Walden Capital Partners II, L.P.; 146,527 shares and warrants to purchase 18,316 shares held by Walden VC II-Side, L.P.; 58,824 shares and warrants to purchase 7,353 shares held by Walden Investors; 29,411 shares and warrants to purchase 3,677 shares held by Walden Management Co. Pension Fund; 29,411 shares and warrants to purchase 3,677 shares held by Walden Management Corporation; 65,511 shares and warrants to purchase 3,677 shares held by Walden Capital Partners; 32,011 shares and warrants to purchase 3,677 shares held by George Sarlo Revocable Trust dated 12/23/91; and 29,411 shares and warrants to purchase 3,677 shares held by Sarlo-Berliner, Inc. Each is a member of a Section 13(d) group and disclaims beneficial ownership of the reported securities except to the extent of its pecuniary interest therein.

     (2) Theodore H. Kruttschnitt, III possesses voting and dispositive power over the shares held by Limar Realty Corp. #30. Mr. Kruttschnitt, III is a controlling stockholder of Limar Realty Corp. #30.

     (3) Represents 917,374 shares and warrants to purchase 47,426 shares held by Vector Capital II, L.P.; 35,948 shares and warrants to purchase 1,859 shares held by Vector Entrepreneur Fund II, L.P.; and 113,390 shares and warrants to purchase 5,862 shares held by Vector Member Fund II L.P. Vector Capital Partners II, L.L.C. is the general partner of Vector Capital II, L.P., Vector Entrepreneur Fund II, L.P. and Vector Member Fund II, L.P. and may be deemed to have sole power to vote these shares.

     (4)  Represents 1,012,354 shares held by the Dibachi Family Trust.

     (5) Represents 464,323 shares held by the Garnett Family Trust; 7,538 shares held by Mr. Garnett; and 294,117 shares and warrants to purchase 36,765 shares held by Katrina A. Garnett. Excludes 120,000 shares held by the Garnett 1996 Children's Trust. Mr. and Mrs. Garnett do not possess any voting or dispositive power over shares held by the Garnett 1996 Children's Trust and disclaim beneficial ownership over the shares held by the trust.

     (6) Represents 38,847 shares held by Mr. Chiruvolu, 6,949 shares subject to options held by Mr. Chiruvolu that are exercisable within 60 days of April 15, 2003 and warrants to purchase 3,677 shares held by Mr. Chiruvolu.

     (7) Represents 1,000 shares held by Mr. Miller and 5,555 shares subject to options held by Mr. Miller. Includes 1,618,179 shares and warrants to purchase 202,272 shares held by Walden VC II, L.P. and 146,527 shares and warrants to purchase 18,316 shares held by Walden VC II-Side, L.P. Mr. Miller is a managing member of Walden VC, LLC, the general partner of Walden VC II, L.P. and Walden VC II-Side, L.P. Mr. Miller disclaims beneficial ownership to the shares held by such funds except to the extent of his pecuniary interest therein.

     (8) Represents 4,739 shares held by the Pickus Family Trust and 90,696 shares subject to options held by Mr. Pickus that are exercisable within 60 days of April 15, 2003.

     (9) Represents 9,999 shares subject to options held by Mr. Shahbazian that are exercisable within 60 days of April 15, 2003.

     (10) Represents 5,762 shares subject to options held by Mr. Edward F. Thompson that are exercisable within 60 days of April 15, 2003.

     (11) Represents 1,410 shares held by Mr. Peter Thompson and 3,472 shares subject to options held by Mr. Thompson that are exercisable within 60 days of April 15, 2003.

     (12) Represents 7,289 shares subject to options held by Mr. Vaden that are exercisable within 60 days of April 15, 2003 and 1,066,712 shares and warrants to purchase 55,147 shares of common stock held by funds managed by Vector Capital Partners II, L.L.C., of which Mr. Vaden is a Managing Member. Mr. Vaden disclaims beneficial ownership of the shares held by such funds except to the extent of his pecuniary interest therein.

     (13) Represents 2,877,414 shares held by all directors and executive officers as a group and 409,134 shares subject to options, warrants or other rights held by all directors and executive officers as a group that are exercisable within 60 days of April 15, 2003.


VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         On April 11, 2003, we completed the sale of common stock and warrants for common stock to various investors, led by Walden VC, in a private placement pursuant to a common stock and warrant purchase agreement, dated February 12, 2003. The purchase agreement provided for the issuance of 3,088,230 shares of common stock at a price of $3.35 per share and warrants to purchase 386,034 shares of common stock at $0.40 per warrant share. The warrants carry an exercise price of $3.40 per share and have a five-year term. The sale of common stock and warrants is exempted from the registration requirements of the Securities Act of 1933, as amended, and we expect to rely upon Section 4(2) and/or the Regulation D "safe harbor" provisions.

         The private placement closed in two parts. The initial closing was completed on February 12, 2003, pursuant to which we issued 1,549,735 shares of common stock and warrants to purchase 193,720 shares of common stock. The subsequent closing was completed on April 11, 2003, pursuant to which we issued 1,538,495 shares of common stock and warrants to purchase 192,314 shares of our common stock. The subsequent closing was approved by our stockholders at a special meeting of stockholders held on April 10, 2003.

         In the initial closing, entities affiliated with Walden VC purchased 1,147,400 shares of common stock and warrants to purchase 143,427 shares of common stock and warrants to purchase 139,664 shares of common stock. Upon the completion of the private placement, Walden VC beneficially owns approximately 21.0% of our common stock.

         In connection with the private placement, our board of directors appointed Matt Miller, a managing member of Walden VC, to our board of directors as a Class III Director, and appointed Philip Sanderson, also a managing member of Walden VC, to serve as an observer to the board of directors and all board committees.

         In addition, on April 30, 2003, we filed, at our expense, a preliminary shelf registration statement registering the resale of the shares of common stock issued in the private placement and issuable upon the exercise of warrants.

         The text of the purchase agreement and such other documents as are contemplated therein appeared as exhibits to our Current Report on Form 8-K filed with the Securities and Exchange Commission on April 14, 2003.


                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

         The following table shows compensation information during each of our last three fiscal years for our Chief Executive Officer and our other four most highly compensated executive officers. These individuals are collectively referred to as the "Named Executive Officers."




                                                         OTHER    RESTRICTED  SECURITIES
                                                        ANNUAL     STOCK      UNDERLYING      LTIP      ALL
  NAME AND PRINCIPAL     FISCAL  SALARY       BONUS     COMPENS    AWARDS     OPTIONS       PAYOUTS    OTHER
       POSITION          YEAR      ($)         ($)      ATION       ($)        (#)            ($)   COMPENSATION
       --------          ----      ---         ---      -----       ---        ---            ---   ------------

Joshua Pickus            2003   $294,946   $250,000       -           -      150,000 (4)       -          -
   President, Chief      2002    344,308    400,000       -           -       55,000 (5)       -          -
   Executive Officer
   and Chairman of the
   Board                 2001    298,077    100,000       -           -          23 (6)        -          -

Michael Shahbazian       2003      9,375 (1)   -          -           -          -             -          -
   Chief Financial       2002       -          -          -           -          -             -          -
   Officer               2001       -          -          -           -          -             -          -


Farzad Dibachi           2003     74,572 (2)   -          -           -          -             -          -
   Former President,     2002    364,508   350,000        -           -       150,000(7)       -          -
   Chief Executive
   Officer and
   Chairman of the       2001    347,756       -          -           -        20,000(8)       -          -
   Board

Richard N. LaBarbera     2003    202,564       -          -           -          -             -          -
   Former President,     2002    478,846                  -           -        25,000(9)       -          -
   Global                                  500,000(3)
   Operations            2001    127,566       -          -           -       100,000(9)       -          -

                                               -          -           -          -             -          -

Rhonda Dibachi           2003    160,844
   Former Executive      2002    238,125   200,000        -           -        20,000(7)       -          -
   Vice President
   of Planning and       2001    198,718       -          -           -        10,000(8)       -          -
   Strategy



--------------


(1) Represents Mr. Shahbazian's salary from his employment commencement date on January 21, 2003 to January 31, 2003.

(2) From November 2001 to September 2002, Mr. Dibachi declined to receive a salary.

(3)  Represents a loan that was forgiven in the first quarter of fiscal 2002.

(4)  These options vest monthly over 24 months from the grant date.

(5) All options granted to Mr. Pickus in fiscal 2002 were cancelled in fiscal 2003.

(6)  These options fully vested one year from the grant date.

(7) Mr. Dibachi's unvested options to purchase 62,500 shares were cancelled on November 14, 2002 and vested options to purchase 87,500 shares expired on February 14, 2003. Ms. Dibachi's unvested options to purchase 8,333 shares were cancelled on November 14, 2002 and vested options to purchase 11,667 shares expired on February 14, 2003.

(8) Mr. Dibachi's unvested options to purchase 6,666 shares were cancelled on November 14, 2002 and vested options to purchase 13,334 shares expired on February 14, 2003. Ms. Dibachi's unvested options to purchase 3,333 shares were cancelled on November 14, 2002 and vested options to purchase 6,667 shares expired on February 14, 2003.

(9) Mr. LaBarbara exercised options to purchase 13,000 shares of common stock in March 2002. Unvested options to purchase 71,138 shares of common stock were cancelled on July 31, 2002 and vested options to purchase 41,112 shares of common stock expired on November 12, 2002.



OPTIONS GRANTED IN FISCAL 2003

         The following table shows all options to acquire shares of our common stock granted to the Named Executive Officers during fiscal 2003.



                                                                                     POTENTIAL REALIZABLE
                                                                                             VALUE
                                                                                    AT ASSUMED ANNUAL RATES
                               NUMBER OF    % OF TOTAL                                  OF STOCK PRICE
                               SECURITIES    OPTIONS                                     APPRECIATION
                               UNDERLYING   GRANTED TO      EXERCISE                   FOR OPTIONS TERM
                               OPTIONS     EMPLOYEES IN       PRICE    EXPIRATION   ----------------------
     NAME        GRANT DATE   GRANTED (#)   FISCAL YEAR     ($/SHARE)     DATE          5%          10%
-------------    -----------  ----------   ------------   -----------  ----------   ----------    ---------
Joshua Pickus      10/21/02     150,000        19.5%          $1.50      10/20/12    $141,501     $358,592



         The options shown in the above table were granted at an exercise price equal to the fair market value of our common stock on the date of grant and will expire ten years from the date of grant. Options granted to Mr. Pickus vest monthly over two years from the grant date for as long as Mr. Pickus remains employed by us. During fiscal 2003, we granted options to purchase a total of 770,465 shares of common stock to our employees.

         Potential realizable values are calculated by:

        o Multiplying the number of shares of common stock subject to a given option by the market price on the date of the grant or the date of repricing, if the option was repriced;

        o Assuming that the amount derived from that calculation compounds at the annual 5% or 10% rates shown in the table for the entire ten-year term of the option; and

        o     Subtracting from that result the total option exercise price.

         The 5% and 10% assumed annual rates of stock price appreciation are required by the rules of the Securities and Exchange Commission and do not reflect our estimate or projection of future common stock prices. As of January 31, 2003, the closing price of our common stock was $4.19 per share.

OPTIONS REPRICED IN FISCAL 2003

         The following table shows the number of options held by the Named Executive Officers that were exchanged in a manner that may be deemed to be a repricing during fiscal 2003.



                                 NUMBER OF          MARKET
                                SECURITIES         PRICE OF    EXERCISE                  LENGTH OF ORIGINAL
                                UNDERLYING         STOCK AT    PRICE AT        NEW          OPTIONS TERM
                               OPTIONS/SARS        TIME OF     TIME OF      EXERCISE     REMAINING AT DATE
     NAME           DATE         REPRICED         REPRICING    REPRICING      PRICE     OF REPRICING (YEARS)
     ----           ----         --------         ---------    ---------      -----     --------------------

Joshua Pickus    10/21/02         25,000            $ 1.50      $ 7.50       $ 1.50             9.06
                 10/21/02         30,000            $ 1.50      $ 7.50       $ 1.50             8.42


OPTIONS EXERCISED IN FISCAL 2003

         The following table shows the number of shares acquired and the value realized upon exercise of stock options by the Named Executive Officers during fiscal 2003 and the number and value of options they held as of the end of fiscal 2003. Also reported are values of "in-the-money" options that represent the positive difference between the exercise price of the outstanding stock option and the fair market value of the shares subject to the option at fiscal year end multiplied by the number of shares issued upon exercise of the option. The fair market value is based on $4.19 per share, which was the closing price of our common stock as reported on the Nasdaq SmallCap Market on January 31, 2003. These values have not been, and may never be, realized.


                                                                    NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED      IN THE MONEY OPTIONS AT
                                                                 OPTIONS AT FISCAL YEAR END      FISCAL YEAR END ($)
                                                      VALUE      --------------------------   --------------------------
                        SHARES ACQUIRED  EXERCISED   REALIZED
        NAME            ON EXERCISE (#)  PRICE ($)      ($)      EXERCISABLE  UNEXERCISABLE   EXERCISABLE  UNEXERCISABLE
        ----            ---------------  ---------      ---      -----------  -------------   -----------  -------------

Joshua Pickus                  -         $   -      $    -         31,297        118,725       $ 84,130     $ 319,370
Farzad Dibachi                 -             -           -            -          100,834           -             -
Rhonda Dibachi                 -             -           -            -           18,334           -             -
Richard N. LaBarbera         13,000        7.50       173,075         -             -              -             -





                        EQUITY INCENTIVE PLAN INFORMATION

     The following table provides information as of January 31, 2003 with respect to the shares of our common stock that may be issued under our existing equity incentive plans.

                                    Number of Securities to be                                     Under Equity Compensation
                                     Issued upon Exercise of        Weighted Average Exercise     Plans (Excluding) Securities
         Plan Category                 Outstanding Options        Price of Outstanding Options       Reflected in Column A)
         -------------              --------------------------    ----------------------------    ----------------------------
Equity Compensation
      Plans Approved by
      Shareholders (1)                     1,375,228                         $10.12                        1,077,678
Equity Compensation
      Plans Approved by
      Shareholders (2)                       121,414                           5.39                          120,002
                   --                        -------                           ----                          -------
                                           1,496,642                          $9.74                        1,197,680
                                           =========                          =====                        =========


         1. Includes the 2000 Equity Incentive Plan and the 2000 Employee Stock Purchase Plan.

         2.   Includes the 1998 Stock Option Plan and 2000 Stock Incentive Plan.

         3. On each January 1, the number of shares reserved and available for grant under the 2000 Equity Incentive Plan is increased automatically by a number of shares equal to 5% of our total outstanding shares on the immediately prior December 31 and the number of shares reserved for issuance under the 2000 Employee Stock Purchase Plan is increased by a number of shares equal to 1% of our total outstanding shares on the immediately prior December 31.

             EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

         On October 18, 2002, we entered into an employment agreement with Farzad Dibachi, who was then our president and chief executive officer. The agreement provides for a base salary of $360,000 per year, a discretionary bonus, certain benefits and $30,000 per month for six months upon resignation or termination by us other than for cause. The agreement also provides for a one-time payment of $50,000 and three quarterly payments of $84,792 for, among other things, the execution of a voting agreement, a non-solicitation agreement and certain other agreements by Mr. Dibachi. Mr. Dibachi resigned as our president and chief executive officer in November 2002 and as a director in December 2002. From November 2001 to September 2002, Mr. Dibachi declined to take a salary. In connection with these arrangements, we have paid approximately $254,000 in severance plus related benefits to Mr. Dibachi in fiscal 2003 and expect to pay approximately an additional $296,000 in severance plus related benefits in fiscal 2004.

         On October 18, 2002, we entered into an employment agreement with Rhonda Dibachi, who was then our vice president of strategy and planning. The agreement provided for a base salary of $202,500 per year, a discretionary bonus and $16,875 per month for six months upon resignation or termination by us other than for cause. The agreement also provides for a one-time payment of $50,000 and three quarterly payments of $84,792 for, among other things, the execution of a voting agreement, a non-solicitation agreement and certain other agreements by Ms. Dibachi. Ms. Dibachi resigned as our executive vice president of strategy and planning in November 2002. In connection with these arrangements, we have paid approximately $209,000 in severance plus related benefits to Ms. Dibachi in fiscal 2003 and expect to pay approximately an additional $252,000 in severance plus related benefits in fiscal 2004.

LIMITATION OF LIABILITY AND INDEMNIFICATION

         Section 145 of the Delaware General Corporation Law (the "DGCL") authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act. Our Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws provide for indemnification of our directors, officers, employees and other agents to the maximum extent permitted by the DGCL. In addition, we have entered into indemnification agreements with certain of our directors and officers which, among other things, provide for indemnification of our directors and officers for expenses and liabilities incurred in any investigation, defense, settlement or appeal of a proceeding arising out of his or her services as a director or officer or at our request. We believe that these provisions and agreements are necessary to attract and retain qualified people as directors and executive officers. We also have purchased and maintained insurance for our officers, directors, employees or agents against liabilities that a director, an officer, an employee or an agent may incur in his or her capacity as such.

         STOCKHOLDERS SHOULD BE AWARE THAT UNDER SEC RULES, THE AUDIT COMMITTEE REPORT IS NOT CONSIDERED "FILED" WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934, AND IS NOT INCORPORATED BY REFERENCE IN ANY PAST OR FUTURE FILING BY NIKU UNDER THE SECURITIES EXCHANGE ACT OF 1934 OR THE SECURITIES ACT OF 1933 UNLESS THIS REPORT IS SPECIFICALLY REFERENCED. YOU MAY NOT CONSIDER THIS REPORT FOR SOLICITING THE PURCHASE OR SALE OF OUR COMMON STOCK.

                             AUDIT COMMITTEE REPORT

         In the section below, we describe our financial and accounting management policies and practices.

         Composition. The Audit Committee of the Board of Directors is composed of three independent directors, as defined by Nasdaq rules and as set forth in
Section 10A (m) (3) of the Securities Exchange Act of 1934, as amended. The Committee operates under a written charter adopted by the Board of Directors, a copy of which is available upon request at no charge from the Company. Requests should be sent to Niku Corporation, 305 Main Street, Redwood City, California 94063, Attn: Corporate Secretary. The members of the Audit Committee are Messrs. Chiruvolu, Edward F. Thompson and Vaden.

         Responsibilities. The Committee's primary purpose is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company. The Committee's responsibilities include, among others, (1) the selection and evaluation of auditors, (ii) the oversight of annual audit and quarterly reviews, and (iii) the oversight of financial reporting process and internal controls. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board.

         Review with Management and Independent Auditors. In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

         Our independent auditors also provided to the Audit Committee the written disclosures and the letter required by Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and the Audit Committee discussed with the independent auditors, KPMG LLP, the firm's independence. The Audit Committee and the Board of Directors also recommended, subject to stockholder approval, the selection of KPMG LLP as independent auditors.

         Summary. Based upon the Audit Committee's discussions with management and the independent auditors and the Audit Committee's review of the representations of management, and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended January 31, 2003, as filed with the Securities and Exchange Commission.



AUDIT COMMITTEE:

Ravi Chiruvolu
Edward F. Thompson
Val E. Vaden


AUDIT AND RELATED FEES

         Audit Fees. The aggregate fees billed by KPMG LLP for professional services for the audit of our annual consolidated financial statements for fiscal 2003, the review of the consolidated financial statements included in our Forms 10-Q for fiscal 2003, review of registration statements and statutory audits were approximately $486,000.

         Audit Related Fees. There were no fees billed for audit related services in fiscal 2003.

         Tax Fees. The aggregate fees billed for tax services were approximately $113,000, which consisted principally of tax compliance services.

         All Other. There were no fees billed for other services in fiscal 2003.

         The Audit Committee has determined that the provision of services rendered above for all other fees is compatible with maintaining KPMG LLP's independence.

         STOCKHOLDERS SHOULD BE AWARE THAT UNDER SEC RULES, THE COMPENSATION COMMITTEE REPORT IS NOT CONSIDERED "FILED" WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934, AND IS NOT INCORPORATED BY REFERENCE IN ANY OF OUR PAST OR FUTURE FILINGS UNDER THE SECURITIES EXCHANGE ACT OF 1934 OR THE SECURITIES ACT OF 1933 UNLESS THIS REPORT IS SPECIFICALLY REFERENCED. YOU MAY NOT CONSIDER THIS REPORT FOR SOLICITING THE PURCHASE OR SALE OF OUR COMMON STOCK.

                          COMPENSATION COMMITTEE REPORT

         In the section below, we describe our executive compensation policies and practices. We also identify the procedures we use to determine the compensation of our Chief Executive Officer and other Named Executive Officers.

         Compensation Philosophy. In developing our executive compensation policies, our compensation committee has two principal objectives: (1) attracting and retaining our executive officers; and (2) motivating our executive officers to achieve short-term and long-term corporate goals that enhance stockholder value. Our committee seeks to achieve those objectives within the Company's current financial plans. Accordingly, our committee has adopted the following overriding policies:

         o pay compensation that is competitive with the practices of comparable high technology companies;

         o set challenging performance goals for our officers and provide a short-term incentive through a bonus plan that is based upon achievement of these goals;

         o align the interests of our officers with those of our stockholders by providing a significant long-term incentive in the form of stock options; and

         o adjust compensation levels to reflect changes in the Company's market, performance and resources.

         In determining executive compensation levels at the annual compensation review in fiscal 2003, the Compensation Committee reviewed market data for compensation by publicly-held technology companies comparable to us.

         Total Annual Compensation. Each Named Executive Officer's compensation package may, in one or more years, be comprised of the following three elements:
(1) base salary; (2) annual variable performance awards such as bonuses; and (3) long-term equity incentives. We authorize guidelines for officers' target total annual compensation (salary and bonus) after reviewing similar compensation information from companies in the high technology industry.

         Base Compensation. Salaries for Named Executive Officers for fiscal 2003 were initially determined on an individual basis by evaluating each named executive's scope of responsibility, performance, prior experience and salary history as well as the salaries for similar positions at technology companies in the San Francisco Bay Area that are of comparable size to us and with which we compete for executive personnel. Salary for Mr. Shahbazian was based on his industry experience, competitive salary information and current market conditions as well as negotiations with him prior to his commencement of employment.

         Bonuses. Target bonuses for each Named Executive Officer are based on his or her potential impact on our operating and financial results and based on market competitive pay practices. Target bonuses are generally expressed as a percentage of an executive's base salary. The actual bonus that is paid to each officer depends on the achievement of business unit and corporate objectives and financial performance goals. The business unit objectives we set include both financial and operating goals, including, for example, increasing revenue, operating income and cash flow.

         Each year, we adjust the performance goals in light of general business conditions and our corporate strategies for the year. For fiscal 2003, the Committee established an executive bonus program under which payments were made if the Company's financial performance improved significantly. Mr. Pickus, our chief financial officer for the majority of fiscal 2003, earned a bonus of $250,000 in fiscal 2003 based primarily on the Company's achievement of profitability during the year. Mr. Shahbazian, hired as the Company's chief financial officer in January 2003, did not receive a bonus in fiscal 2003.

         Stock Options. Our committee strongly believes that stock options motivate our officers to maximize stockholder value and to remain employed with Niku despite a very competitive labor market. Except as specified herein, all Niku stock options have a per share exercise price equal to the fair market value of our common stock on the grant date. The actual value of the equity-based compensation depends entirely on appreciation of our common stock. Stock options have value for the executive only if the price of our common stock increases above the fair market value on the grant date and the executive remains in our employ for the period required for the options or shares to vest.

         The number of options granted to each named executive officer and the vesting schedule are determined based on a variety of factors, including (1) the executive's position at Niku; (2) his or her individual performance; and (3) the number of options the executive already holds. In fiscal 2003, our committee relied upon these factors to approve stock option grants for the named executive officers and other senior officers, and for certain other individual grants. All other grants were approved by Joshua Pickus, our president and chief executive officer and Farzad Dibachi, our former president and chief executive officer, after utilizing guidelines approved by the committee.

         Compensation of Chief Executive Officer. During fiscal 2003, Mr. Pickus earned a salary of $294,946 and, as noted above, a bonus of $250,000. This bonus was based primarily on the Company's achievement of profitability during the year. During fiscal 2003, Mr. Pickus also received equity-based compensation in the form of options to purchase 150,000 shares of our common stock with an exercise price of $1.50 and had options to purchase 55,000 shares of our common stock with an exercise price of $7.50 cancelled. This cancellation was made in a manner that may be deemed a repricing of Mr. Pickus' options. The committee believes that the grant of new options to Mr. Pickus and the cancellation of old options held by Mr. Pickus was appropriate given the Company's desire to retain and motivate him. During fiscal 2003, Mr. Dibachi received a salary of $74,572. Mr. Dibachi declined to receive a salary from November 2001 to September 2002. We did not grant options to Mr. Dibachi in fiscal 2003. In October 2002, we entered into an employment agreement with Mr. Dibachi providing for a base salary of $360,000 per year, a discretionary bonus, certain benefits and $30,000 per month for six months upon his resignation or termination by us other than for cause. The agreement also provides for a one-time payment of $50,000 and three quarterly payments of $84,792 for, among other things, the execution of a voting agreement, a non-solicitation agreement and certain other agreements by Mr. Dibachi. Mr. Dibachi resigned as our president and chief executive officer in November 2002 and as a director in December 2002. In connection with these arrangements, we have paid approximately $254,000 in severance plus related benefits to Mr. Dibachi in fiscal 2003 and expect to pay an additional $296,000 in severance plus related benefits in fiscal 2004.

         Tax Deductibility of Executive Compensation. Under Section 162(m) of the Internal Revenue Code, we generally receive a federal income tax deduction for compensation paid to any of our Named Executive Officers only if the compensation is less than $1,000,000 during any fiscal year or is "performance-based" under Section 162(m). Our stock option plans permit our committee to pay compensation that is "performance-based" and thus fully tax-deductible by us. Our committee currently intends to continue seeking a tax deduction for all of our executive compensation, to the extent we determine it is in our best interests.

COMPENSATION COMMITTEE:

Ravi Chiruvolu
Edward F. Thompson
Val E. Vaden


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of our executive officers served during fiscal 2003 as a member of the board of or compensation committee of any entity that has had one or more executive officers which served as a member of our board of directors or compensation committee.


                             STOCK PERFORMANCE GRAPH

THE STOCK PERFORMANCE GRAPH IS NOT CONSIDERED "FILED" WITH THE SEC UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND IS NOT INCORPORATED BY REFERENCE IN ANY PAST OR FUTURE FILING BY US UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, OR THE SECURITIES ACT OF 1933, AS AMENDED, UNLESS THIS
SECTION IS SPECIFICALLY REFERENCED.

         The graph set forth below compares the cumulative total stockholder return on our common stock between February 29, 2000, the date of our initial public offering, and January 31, 2003 with the cumulative total return of (i) the Nasdaq Stock Market Index (the "Nasdaq Index"); (ii) the JP Morgan H&Q Computer Software Index (the "JP Morgan Index"); and (iii) the RDG Software Composite Index, over the same period. This graph assumes the investment of $100.00 on February 29, 2000 in our common stock, the Nasdaq Index, the JP Morgan Index and the RDG Software Composite Index, and calculates the annual return through January 31, 2003. This graph assumes the reinvestment of dividends, if any. The stock price performance shown in the graph below is based on historical data and does not necessarily indicate future stock price performance.

         The JP Morgan Index was discontinued in the middle of 2002 and has been replaced with the RDG Software Composite Index.



                               [GRAPHIC OMITTED]



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Other than the compensation arrangements described in "Compensation of Directors" and "Executive Compensation and Related Information" and the transactions described below, since January 31, 2002, there has not been nor is there currently proposed, any transaction or series of similar transactions required to be disclosed to which we were or will be a party in which the amount involved exceeds $60,000 and in which any executive officer, director or beneficial owner of more than 5% of our common stock had or will have a direct or indirect material interest.

LOAN TO EXECUTIVE OFFICER

         In November 1999, we loaned $1,250,000 to our then president, vertical markets, Joshua Pickus, who is now our chief executive officer, secured by a stock pledge agreement and personal assets, in connection with his purchase of 125,000 shares of our restricted common stock. The loan initially accrued interest at 6.08% and was to mature in November 2002. In May 2002, we extended the maturity date of the loan to November 2004 and reduced the interest rate to 3.21%. In July 2002, we repurchased these 125,000 shares of common stock from Mr. Pickus for $675,000, the fair market value of the common stock at that time, and Mr. Pickus used all of this consideration to repay the equivalent principal amount of the note. In connection with this repayment, we cancelled $116,000 in accrued interest, which was recorded as compensation expense. The remaining amount of the loan of $674,000, including $99,000 in accrued interest, was reclassified to other assets in the second quarter of fiscal 2003 as there was no longer common stock to secure the loan. This loan remains secured by the personal assets of Mr. Pickus. On March 16, 2003, Mr. Pickus made a $150,000 payment against this loan which reduced the interest outstanding as of the date of repayment to zero and reduced the principal outstanding to $537,000. In November 1999, we also loaned $200,000 to Mr. Pickus under a separate agreement at a rate of 8.0% per annum, which was due on or before November 11, 2002. Mr. Pickus has fully repaid this loan.

OTHER TRANSACTIONS

         On February 12, 2003, we entered into a common stock and warrant purchase agreement with various investors led by Walden VC, providing for the issuance of 3,088,230 shares of our common stock at a price of $3.35 per share and warrants to purchase 386,034 shares of our common stock at a price of $0.40 per warrant share. The warrants carry an exercise price of $3.40 per share and have a five-year term. The sale of common stock and warrants is intended to be exempt from the registration statements of the Securities Act of 1933, as amended, and we expect to rely upon Section 4(2) and/or the Regulation D "safe harbor" provisions.

         In connection with the private placement, our board of directors appointed Matt Miller, a managing member of Walden VC, to our board of directors as a Class III Director. Walden VC and its affiliated entities purchased 2,264,702 shares and warrants to purchase 283,091 shares of our common stock in the private placement.

         Mr. Val E. Vaden, a member of our board of directors, is a managing member of Vector Capital Partners II, L.L.C. Vector Capital Partners II, L.L.C., or its affiliates purchased 441,177 shares and warrants to purchase 55,147 shares of our common stock in the private placement.

         Mr. Ravi Chiruvolu, a member of our board of directors, purchased 29,412 shares and warrants to purchase 3,677 shares of our common stock in the private placement.

         Mr. Terence Garnett resigned from our board of directors in May 2002. In the private placement, Ms. Katrina Garnett, wife of Terence Garnett, purchased 294,117 shares and warrants to purchase 36,765 shares of our common stock.



                                OTHER INFORMATION

FORM 10-K

         We will mail without charge, upon written request, a copy of our annual report on Form 10-K Report for fiscal year ended January 31, 2003, including the financial statements. Requests should be sent to Niku Corporation, 305 Main Street, Redwood City, California 94063, Attn: Corporate Secretary.

NO INCORPORATION BY REFERENCE

         In our filings with the Securities and Exchange Commission, information is sometimes "incorporated by reference." This means that we are referring you to information that has previously been filed with the Securities and Exchange Commission, so the information should be considered as part of the filing you are reading. Based on Securities and Exchange Commission regulations, the performance graph of this proxy statement, the "Audit Committee Report" and the "Compensation Committee Report" specifically are not incorporated by reference into any other filings with the Securities and Exchange Commission.

         This proxy statement is sent to you as part of the proxy materials for the 2003 Annual Meeting of Stockholders. You may not consider this proxy statement as material for soliciting the purchase or sale of our common stock.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and holders of more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock and other equity securities of ours. Such officers, directors and 10% stockholders are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) forms they file.

         Securities and Exchange Commission regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that, during the fiscal year, all Section 16(a) filing requirements were satisfied on a timely basis except for options granted to Messrs. Edward F. Thompson and Vaden in June 2002 that were reported on their respective Form 5s in March 2003.

                              STOCKHOLDER PROPOSALS

         Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the proxy rules and our bylaws. If you want us to consider including a proposal in our proxy statement for our 2004 annual meeting of stockholders, you must deliver a copy of your proposal to our principal executive offices at 305 Main Street, Redwood City, California 94063, Attn: Corporate Secretary, no later than January 31, 2004. If you intend to present a proposal at our 2004 annual meeting of stockholders, but you do not intend to have it included in our proxy materials, you must deliver a copy of your proposal to our Secretary at our principal executive offices listed above no later than April 30, 2004 and no earlier than March 29, 2004. If, however, the date of our 2004 annual meeting is more than 30 days before or more than 60 days after the first anniversary of our 2003 annual meeting, your notice of a proposal will be timely if we receive it by the close of business on the 10th day following the day we publicly announce the date of the 2004 annual meeting. If we do not receive your proposal within this time frame, the proxy holders will vote all proxies received for the 2004 annual meeting according to their judgment on all proposals. Our bylaws contain specific requirements regarding a stockholder's ability to nominate a director or to submit a proposal for consideration at an upcoming meeting. In order to submit a proposal for action at a forthcoming meeting, stockholders must comply with the procedural requirements in our bylaws. If you would like a copy of the requirements contained in our bylaws, requests should be sent to Niku Corporation, 305 Main Street, Redwood City, California 94063, Attn: Corporate Secretary. The bylaws are also on file with the Securities and Exchange Commission.

                        DELIVERY OF THIS PROXY STATEMENT

         The Securities and Exchange Commission has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and costs savings for companies.

         Certain brokers with account holders who are our stockholders may be "householding" our proxy materials. A single proxy statement may be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that the broker will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, or if you currently receive multiple copies of proxy statements at your address and would like to request "householding," please notify your broker or direct your request to Niku Corporation, Investor Relations, 305 Main Street, Redwood City, CA 94063, telephone: (650) 298-4600.


                                 OTHER BUSINESS

         As of the date of this proxy statement, the board of directors has no knowledge of any business that will be presented for consideration at the Annual Meeting other than that described above. As to other business, if any, that may properly come before the Annual Meeting, the proxies will vote in accordance with their judgment.

         No person is authorized to give any information or to make any representation not contained in the proxy statement, and, if given or made, such information representation should not be relied upon as having been authorized. This proxy statement does not constitute the solicitation of a proxy in any jurisdiction, from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this proxy statement shall not, under any circumstances, imply that there has been any change in the information set forth herein since the date of the proxy statement.


                                           By Order of the Board of Directors,



Redwood City, California                   Michael Shahbazian
May __, 2003                               Corporate Secretary




         A copy of our Annual Report on Form 10-K for the fiscal year ended January 31, 2003 has been included within the package of materials sent to you.

         WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE BEFORE THE MEETING SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING.

                                   APPENDIX A


                                     FORM OF
                            CERTIFICATE OF AMENDMENT
                           TO THE AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                               OF NIKU CORPORATION


                    -----------------------------------------

                     Pursuant to Section 242 of the General
                    Corporation Law of the State of Delaware
                    -----------------------------------------


                  Niku Corporation, a Delaware corporation (hereinafter called the "Corporation"), does hereby certify as follows:

                  FIRST: The first paragraph of Article IV of the Corporation's Amended and Restated Certificate of Incorporation is hereby amended to read in its entirety as set forth below:

                  "The total number of shares of all classes of stock which the corporation has authority to issue is 70,000,000 shares, consisting of two classes: 60,000,000 shares of Common Stock, par value $0.0001 per share, and 10,000,000 shares of Preferred Stock, par value $0.0001 per share."

                  SECOND: The foregoing amendment was duly adopted in accordance with Section 242 of the General Corporation Law of the State of Delaware.

                  IN WITNESS WHEREOF, Niku Corporation has caused this Certificate to be duly executed in its corporate name this _____ day of _____, 2003.




                                       By:
                                               Name:    Michael Shahbazian
                                               Title:   Corporate Secretary

                               NIKU CORPORATION
              Proxy Solicited on Behalf of The Board of Directors
               For Annual Meeting of Stockholders--June 25, 2003

    The undersigned appoints Joshua Pickus and Michael Shahbazian, and each of them, as proxies, with full power of substitution and revocation, to vote, as designated above, all the Common Stock of Niku Corporation, which the undersigned has power to vote, with all powers which the undersigned would possess if personally present, at the special meeting of stockholders thereof to be held on June 25, 2003 or at any adjournment or postponement thereof.

    This proxy, when properly executed and returned in a timely manner, unless otherwise marked, will be voted FOR Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3 and in accordance with the judgment and in the discretion of the persons named as proxies herein on any other business that may properly come before the special meeting of stockholders or any adjournment or postponement thereof, to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

            The Board of Directors unanimously recommends a vote FOR Proposal No. 1, FOR Proposal No. 2 and FOR Proposal No. 3.

_______________________________________________________________________________

                         /*\ FOLD AND DETACH HERE /*\
_______________________________________________________________________________



                                                    NIKU CORPORATION
                        PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /*/

                                                                                                            Withhold Authority
                                                                                                                to Vote for
                                                                                     Withold Authority      Nominee(s)/ Indicate
                                                                      For All        to Vote for All            in the Line
                                                                     Nominees           Nominees              Immediately Below
1.  Election of Directors
    Nominees:  01 Ravi Chiruvolu   02 Matt Miller                    / /               / /                 _________________
    03 Joshua Pickus   04 Edward F. Thompson
    05 Peter Thompson   06 Val E. Vaden

    To cumulative votes among nominees, check
    "FOR ALL NOMINEES" and in the line immediately below, write the name(s) of the nominee(s) followed by the number of votes allocated to such nominee(s):

    ____________________________________________________

2.  To approve an amendment to our amended and restated             For               Against                Abstain
    certificate of incorporation to reduce the                      / /                 / /                    / /
    number of authorized shares of common stock.


3.  Ratification of appointment of KPMG LLP as                      For               Against                Abstain
    independent auditors for fiscal 2004.                           / /                 / /                    / /




Please sign exactly as your name appears on this proxy. If more than one name appears all persons so designated should sign. Attorneys, executors, administrators, trustees and guardians should indicate their capacities. If the signer is a corporation, please print full corporate name and indicate capacity of duly authorized officer executing on behalf of the corporation. If the signer is a partnership, please print full partnership name and indicate capacity of duly authorized person executing on behalf of the partnership. Please date this proxy.

Signature:    _____________________________          Date:      __________________________________________

Printed Name: _____________________________          Address:   ___________________________________________


             WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS PROXY CARD
                              AND RETURN IT PRIOR TO THE MEETING IN THE ENCLOSED ENVELOPE.

__________________________________________________________________________________________________________________________________

                                              /*\ FOLD AND DETACH HERE /*\


                PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.